Exhibit 10-I

                 INCENTIVE COMPENSATION PLAN FOR ELECTED OFFICERS OF
                            PENNSYLVANIA ELECTRIC COMPANY
                       (AS AMENDED AND RESTATED AUGUST 1, 1996)


          1.  Purpose.

                  The purpose of the Incentive Compensation Plan for

          Elected Officers of Pennsylvania Electric Company (the "Plan") is

          to attract and retain highly qualified employees, to obtain from each the best possible performance, and to underscore the

          importance to them of achieving particular business objectives established for Pennsylvania Electric Company and its affiliates.



          2.  Definitions.

                  For the purposes of the Plan, the following terms shall

          have the following meanings:

                           A. Awards.  Incentive Compensation Awards made

                       pursuant to the Plan.

                           B. Board.  The Board of Directors of GPU, Inc.

                       unless otherwise specified.

                           C. Change in Control.  A "Change in Control"

                       shall mean the occurrence of:


                              (1)  An acquisition (other than directly from

                       the Corporation) of any common stock of the

                       Corporation ("Common Stock") or other voting

                       securities of the Corporation entitled to vote

                       generally for the election of directors (the "Voting

                       Securities") by any "Person" (as the term person is



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                       used for purposes of Section 13(d) or 14(d) of the

                       Securities Exchange Act of 1934, as amended (the

                       "Exchange Act")), immediately after which such

                       Person has "Beneficial Ownership" (within the

                       meaning of Rule 13d-3 promulgated under the Exchange

                       Act) of twenty percent (20%) or more of the then

                       outstanding shares of Common Stock or the combined

                       voting power of the Corporation's then outstanding

                       Voting Securities; provided, however, in determining

                       whether a Change in Control has occurred, Voting

                       Securities which are acquired in a "Non-Control

                       Acquisition" (as hereinafter defined) shall not

                       constitute an acquisition which would cause a Change

                       in Control.  A "Non-Control Acquisition" shall mean

                       an acquisition by (A) an employee benefit plan (or a

                       trust forming a part thereof) maintained by (i) the

                       Corporation or (ii) any corporation or other Person

                       of which a majority of its voting power or its

                       voting equity securities or equity interest is

                       owned, directly or indirectly, by the Corporation

                       (for purposes of this definition, a "Subsidiary"),

                       (B) the Corporation or its Subsidiaries, or (C) any

                       Person in connection with a "Non-Control

                       Transaction" (as hereinafter defined);

                              (2)  The individuals who, as of August 1,

                       1996, are members of the Board (the "Incumbent





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                       Board"), cease for any reason to constitute at least

                       seventy percent (70%) of the members of the Board;

                       provided, however, that if the election, or

                       nomination for election by the Corporation's

                       shareholders, of any new director was approved by a

                       vote of at least two-thirds of the Incumbent Board,

                       such new director shall, for purposes of this Plan,

                       be considered as a member of the Incumbent Board;

                       provided further, however, that no individual shall

                       be considered a member of the Incumbent Board if

                       such individual initially assumed office as a result

                       of either an actual or threatened "Election Contest"

                       (as described in Rule 14a-11 promulgated under the

                       Exchange Act) or other actual or threatened

                       solicitation of proxies or consents by or on behalf

                       of a Person other than the Board (a "Proxy Contest")

                       including by reason of any agreement intended to

                       avoid or settle any Election Contest or Proxy

                       Contest; or

                              (3)  The consummation of:

                                   (A)  A merger, consolidation or

                       reorganization involving the Corporation, unless

                       such merger, consolidation or reorganization is a

                       "Non-Control Transaction."  A "Non-Control

                       Transaction" shall mean a merger, consolidation or

                       reorganization of the Corporation where:





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                                        (i)  the shareholders of the

                       Corporation, immediately before such merger,

                       consolidation or reorganization, own directly or

                       indirectly immediately following such merger,

                       consolidation or reorganization, at least sixty

                       percent (60%) of the combined voting power of the

                       outstanding voting securities of the corporation

                       resulting from such merger or consolidation or

                       reorganization (the "Surviving Corporation") in

                       substantially the same proportion as their ownership

                       of the Voting Securities immediately before such

                       merger, consolidation or reorganization,

                                        (ii) the individuals who were

                       members of the Incumbent Board immediately prior to

                       the execution of the agreement providing for such

                       merger, consolidation or reorganization constitute

                       at least seventy percent (70%) of the members of the

                       board of directors of the Surviving Corporation, or

                       a corporation, directly or indirectly, beneficially

                       owning a majority of the Voting Securities of the

                       Surviving Corporation, and

                                        (iii) no Person other than (w) the

                       Corporation, (x) any Subsidiary, (y) any employee

                       benefit plan (or any trust forming a part thereof)

                       that, immediately prior to such merger,

                       consolidation or reorganization, was maintained by





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                       the Corporation or any Subsidiary, or (z) any Person

                       who, immediately prior to such merger, consolidation

                       or reorganization had Beneficial Ownership of twenty

                       percent (20%) or more of the then outstanding Voting

                       Securities or common stock of the Corporation, has

                       Beneficial Ownership of twenty percent (20%) or more

                       of the combined voting power of the Surviving

                       Corporation's then outstanding voting securities or

                       its common stock.

                                   (B)  A complete liquidation or

                       dissolution of the Corporation; or

                                   (C)  The sale or other disposition of

                       all or substantially all of the assets of the

                       Corporation to any Person (other than a transfer to

                       a Subsidiary).

                              Notwithstanding the foregoing, a Change in

                       Control shall not be deemed to occur solely because

                       any Person (the "Subject Person") acquired

                       Beneficial Ownership of more than the permitted

                       amount of the then outstanding Common Stock or

                       Voting Securities as a result of the acquisition of

                       Common Stock or Voting Securities by the Corporation

                       which, by reducing the number of shares of Common

                       Stock or Voting Securities then outstanding,

                       increases the proportional number of shares

                       Beneficially Owned by the Subject Persons, provided

                       that if a Change in Control would occur



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                       (but for the operation of this sentence) as a result

                       of the acquisition of shares of Common Stock or

                       Voting Securities by the Corporation, and after such

                       share acquisition by the Corporation, the Subject

                       Person becomes the Beneficial Owner of any

                       additional shares of Common Stock or Voting

                       Securities which increases the percentage of the

                       then outstanding shares of Common Stock or Voting

                       Securities Beneficially Owned by the Subject Person,

                       then a Change in Control shall occur.

                           D. Committee.  The Personnel, Compensation and

                       Nominating Committee of the Board or any successor

                       thereto.

                           E. Company.  Pennsylvania Electric Company.

                           F. Corporation.  GPU, Inc.

                           G. Employee.  An individual who was on the

                       active salaried payroll of the Company or a

                       subsidiary of the Company at any time during the

                       period for which an Award is made.

                           H. Executive Committee.  The Executive Committee

                       of the Board of Directors of the Company.

                           I. Officer.  An Officer of the Company who is

                       elected by the Company's Board of Directors and is

                       an Employee of the Company, but not including

                       Assistant Comptrollers, Assistant Secretaries and

                       Assistant Treasurers.





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                           J. Performance Period.  The fiscal year

                       (currently the calendar year) for which Awards are

                       made.



          3.  Effective Date.

                  The effective date of the Plan is July 1, 1987.



          4.  Amounts Available for Awards.

                  A.   The aggregate amount available for Awards for any

          Performance Period shall be determined by the Board upon the recommendation of the Committee.

                  B.   No Awards shall be made for a Performance Period if

          during such Performance Period no dividends were declared or paid on shares of Common Stock.



          5.  Eligibility for Awards.

                  A.   The Executive Committee shall determine the

          Officers, if any, who are eligible for Awards for each

          Performance Period, subject, in the case of the President and of

          Officers who are also Officers of the Corporation, to the

          concurrence of the Board.

                  B.   The Executive Committee may include, among Officers

          eligible for Awards for a Performance Period, Officers whose employment terminated (whether by reason of retirement, death,

          disability or other cause) during such Performance Period.







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          6.  Determination of Amounts of Awards.

                  A.   The Executive Committee shall determine the amounts

          of Awards subject, in the case of Officers who are also Officers of the Corporation, to the concurrence of the Board, either at or following the end of the Performance Period to which they relate.

          The amount of the Awards to be made for any Performance Period shall be so determined in accordance with the methods and

          procedures set forth in the GPU System Officer Incentive

          Compensation Plan Administrative Manual as in effect for such

          Performance Period (the "Manual").

                  B.   Notwithstanding the foregoing or any other provision

          herein or in the Manual to the contrary, if a Change in Control occurs, then in respect of the Performance Period in which the

          Change in Control occurs (and in respect of the previous

          Performance Period if the Change in Control occurs prior to the time Awards for such Performance Period have been made), the following provisions shall apply:

                       (i) each objective of the Company's for each such

          Performance Period shall be deemed to have been 100% achieved;

                       (ii)   the Company's Final Pool for each such

          Performance Period shall be deemed to be 100% of the Company's

          Target Pool for each such Performance Period (or if, as of the date of the Change in Control, the Target Pool has not been determined for the Performance Period, the Target Pool for the

          immediately preceding Performance Period);

                       (iii)  each Officer who, prior to the occurrence of

          such Change in Control, was determined to be eligible for an



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          Award for each such Performance Period ("Eligible Officer") shall be entitled to receive an Award for each such Performance Period;



                       (iv)   the amount of the Award to be made to each

          Eligible Officer shall be determined by multiplying the Company's

          Final Pool for each such Performance Period by a fraction the numerator of which is the amount of the Eligible Officer's annual base salary that was taken into account in determining the

          Company's Target Pool for each such Performance Period, and the denominator of which is the aggregate amount of the Annual Base

          Salaries of all Eligible Officers so taken into account;

          provided, however, that in the event an Eligible Officer is terminated by the Company without "Cause" (as defined below)

          during the Performance Period in which a Change in Control occurs, the amount of the Award to be made to such Eligible

          Officer in respect of that Performance Period shall be the amount determined above multiplied by a fraction, the numerator of which is the number of days that have elapsed since the end of the immediately preceding Performance Period through the date of termination and the denominator of which is 365.



          A termination is for Cause if the Eligible Officer is convicted of a felony or where the Eligible Officer (1) intentionally and continually failed substantially to perform his or her reasonably assigned duties with the Company (other than a failure resulting from the Eligible Officer's incapacity due to





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          physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance, signed by a duly authorized officer, has been delivered to the Eligible Officer specifying the manner in which he or she has failed substantially to perform, or

          (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Corporation or the Company.  No act,

          nor failure to act, on the Eligible Officer's part, shall be considered "intentional" unless he or she has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Eligible Officer's action or failure to act was in the best interest of the Corporation and the Company.



          7.  Form of Awards.

                  Awards shall be made in cash.



          8.  Payment of Awards.

                  Unless it has been deferred pursuant to the GPU System

          Companies Deferred Compensation Plan, an Award shall be paid as soon as practicable after it is made, but in any event by no later than 60 days after the date on which the Award has been made; provided, however, that if an Eligible Officer is entitled to a pro-rated Award pursuant to the proviso in Section 6.B(iv),

          such pro-rated Award shall be paid within twenty (20) days after the Eligible Officer's date of termination.







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          9.  Special Awards and Other Plans.

                  Nothing contained in the Plan shall prohibit the Company

          from granting special performance or recognition awards under such conditions, and in such form and manner as it sees fit, or from establishing other incentive compensation plans providing for the payment of incentive compensation to Employees; provided,

          however, that an Officer who receives an Award under this Plan shall not receive an award for the same Performance Period under any other annual incentive plan.



          10.     Amendment and Interpretation of the Plan.

                  A.   Action to amend, modify, suspend or terminate the

          Plan may be taken by the Company either by resolution duly adopted by the Company's Board of Directors, or by an instrument in writing executed by an Officer of the Company to whom

          authority to adopt or approve amendments to the Plan has been delegated pursuant to a resolution duly adopted by the Company's

          Board of Directors; provided, however, that any amendment to

          Section 4, Section 6 or this Section 10.A shall be subject to the concurrence of the Board; provided further, however, that Section

          2.C, Section 6 and this Section 10 may not be amended or

          modified, and the Plan may not be suspended or terminated, (i) at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control, (ii) within six (6)

          months prior to, or otherwise in connection with, or in

          anticipation of, a Change in Control



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          which has been threatened or proposed and which actually occurs,

          or (iii) following a Change in Control, if the amendment,

          modification, suspension or termination adversely affects the rights of any Eligible Officer under the Plan.  No amendment or termination of the Plan shall reduce or otherwise adversely affect an Award already made hereunder without the consent of the

          Officer affected.

                  B.   The Executive Committee is authorized to determine

          in its discretion all questions that may arise as to the

          construction or interpretation of the Plan, and to resolve any claims that may arise with respect to any Officer's rights or entitlement to any payment under the Plan.  The decision of the

          Executive Committee with respect to any such questions or claims shall be final, conclusive and binding on all parties.

          Notwithstanding the foregoing, any decision made by the Executive

          Committee after the occurrence of a Change in Control shall be subject to judicial review under a "de novo", rather than a deferential, standard.



          11.     Miscellaneous.

                  A.   All expenses and costs in connection with the

          operation of the Plan shall be borne by the Company.

                  B.   All Awards under the Plan are subject to applicable

          withholding for federal, state and local taxes.

                  C.   The Participation of any Officer in the Plan may be

          terminated at any time.  No promise or representation, either express or implied, is made to any Officer with respect to con-



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          tinued employment, transfer or promotion because of his or her participation in the Plan.

                  D.   Each Officer who is a participant in the Plan shall

          have the status of a general unsecured creditor of the Company with respect to any amounts payable to the Officer hereunder.

          The Plan shall constitute a mere promise by the Company to make payments in the future of the Awards provided for herein.  It is the intention of the Company that the arrangements reflected in this Plan be treated as unfunded for tax purposes and, if it should be determined that Title I of ERISA is applicable to such arrangements, for purposes of Title I of ERISA.

                  E.  An Officer's rights to payments under the Plan shall

          not be subject in any manner to anticipation, alienation, sale,

          transfer, assignment, pledge, encumbrance, attachment or

          garnishment by creditors of the Officer or the Officer's

          beneficiary.

























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